UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2015  (April 6, 2015)

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832-308-4000)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2015, J. Chris Brewster, Chief Financial Officer, age 65 and a named executive officer of Cardtronics, Inc. (“Cardtronics”), gave notice of his intention to retire from Cardtronics later this year.  Accordingly,  Cardtronics has commenced a search for his replacement.  Chris has informed the company that he will remain in his role until a  replacement has been appointed and will assist as long as necessary to ensure a smooth transition.

Mr. Brewster’s planned retirement does not involve any disagreement with Cardtronics or any matter relating to Cardtronics’ operations, policies or practices.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated April 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics, Inc.

Date:  April 6, 2015By:  /s/   j. chris brewster

Name:  J. Chris Brewster

Title:  Chief Financial Officer